EXHIBIT 22.1
LIST OF GUARANTOR SUBSIDIARIES

The following subsidiaries of NRG Energy, Inc. were guarantors of the Company's outstanding $5.9 billion of Senior Notes and Convertible Senior Notes due 2026 to 2048 and outstanding $2.5 billion of Senior Secured First Lien Notes due from 2024 to 2029:

ENTITY NAME	JURISDICTION
NRG HQ DG LLC	Delaware
Astoria Gas Turbine Power LLC	Delaware
Huntley Power LLC	Delaware
Dunkirk Power LLC	Delaware
Oswego Harbor Power LLC	Delaware
Connecticut Jet Power LLC	Delaware
Devon Power LLC	Delaware
Norwalk Power LLC	Delaware
Montville Power LLC	Delaware
Somerset Power LLC	Delaware
Arthur Kill Power LLC	Delaware
Middletown Power LLC	Delaware
Indian River Power LLC	Delaware
Vienna Power LLC	Delaware
NRG Rockford Acquisition LLC	Delaware
NRG Ilion LP LLC	Delaware
NRG Ilion Limited Partnership	Delaware
El Segundo Power II LLC	Delaware
NRG West Coast LLC	Delaware
WCP (Generation) Holdings LLC	Delaware
Saguaro Power LLC	Delaware
Eastern Sierra Energy Company LLC	California
West Coast Power LLC	Delaware
Cabrillo Power I LLC	Delaware
Cabrillo Power II LLC	Delaware
El Segundo Power, LLC	Delaware
Meriden Gas Turbines LLC	Delaware
NRG Mextrans Inc.	Delaware
NRG Energy Services LLC	Delaware
NEO Corporation	Minnesota
NRG Generation Holdings Inc.	Delaware
NRG Texas Holding Inc.	Delaware
NRG Texas LLC	Delaware
GCP Funding Company, LLC	Delaware
Texas Genco Holdings, Inc.	Texas
New Genco GP, LLC	Delaware

Texas Genco GP, LLC	Texas
Texas Genco LP, LLC	Delaware
NRG Texas Power LLC	Delaware
Texas Genco Services, LP	Texas
NRG Texas Gregory LLC	Delaware
Gregory Power Partners LLC	Delaware
NRG South Texas LP	Texas
NRG Maintenance Services LLC	Delaware
NRG Homer City Services LLC	Delaware
Energy Alternatives Wholesale, LLC	Delaware
NRG Reliability Solutions LLC	Delaware
XOOM Energy Global Holdings, LLC	Delaware
XOOM Solar, LLC	Delaware
XOOM Energy, LLC	Delaware
XOOM Energy California, LLC	California
XOOM Energy Connecticut, LLC	Connecticut
XOOM Energy Georgia, LLC	Georgia
XOOM Energy Indiana, LLC	Indiana
XOOM Energy Illinois LLC	Illinois
XOOM Energy Kentucky, LLC	Kentucky
XOOM Energy Pennsylvania, LLC	Pennsylvania
XOOM Energy Maine, LLC	Maine
XOOM Energy Maryland, LLC	Maryland
XOOM Energy Michigan, LLC	Michigan
XOOM Energy New Jersey, LLC	New Jersey
XOOM Energy New York, LLC	New York
XOOM Energy Texas, LLC	Texas
XOOM Energy Ohio, LLC	Ohio
XOOM Energy Massachusetts, LLC	Massachusetts
XOOM Energy Delaware, LLC	Delaware
XOOM Energy Rhode Island, LLC	Rhode Island
XOOM Energy New Hampshire, LLC	New Hampshire
XOOM Energy Virginia, LLC	Virginia
XOOM Energy Washington D.C., LLC	District of Columbia
XOOM Alberta Holdings, LLC	Delaware
XOOM Ontario Holdings, LLC	Delaware
XOOM British Columbia Holdings, LLC	Delaware
NRG Retail LLC	Delaware
RERH Holdings, LLC	Delaware
Reliant Energy Retail Holdings, LLC	Delaware
Reliant Energy Power Supply, LLC	Delaware
Reliant Energy Retail Services, LLC	Delaware
Reliant Energy Northeast LLC	Delaware

SGE Energy Sourcing, LLC	Delaware
Stream Ohio Gas & Electric, LLC	Ohio
SGE Texas Holdco, LLC	Texas
Stream SPE GP, LLC	Texas
Stream SPE, Ltd.	Texas
Stream Energy Maryland, LLC	Delaware
Stream Energy New Jersey, LLC	Delaware
Stream Energy New York, LLC	Delaware
Stream Energy Columbia, LLC	Delaware
Stream Georgia Gas SPE, LLC	Georgia
Stream Energy Pennsylvania, LLC	Delaware
Stream Energy Illinois, LLC	Delaware
Stream Energy Delaware, LLC	Delaware
NRG Distributed Energy Resources Holdings LLC	Delaware
NRG Curtailment Solutions, Inc.	New York
Ace Energy, Inc.	New York
BidURenergy, Inc.	New York
NRG Advisory Services LLC	Delaware
Energy Choice Solutions LLC	Texas
Everything Energy LLC	Delaware
US Retailers LLC	Delaware
Cirro Group, Inc.	Texas
Cirro Energy Services, Inc.	Texas
NRG Security LLC	Delaware
NRG Renter's Protection LLC	Delaware
NRG Home Solutions Product LLC	Delaware
NRG Warranty Services LLC	Delaware
NRG Dispatch Services LLC	Delaware
NRG Portable Power LLC	Delaware
NRG Identity Protect LLC	Delaware
NRG Home & Business Solutions LLC	Delaware
Allied Warranty LLC	Texas
NRG Home Services LLC	Texas
Allied Home Warranty GP LLC	Delaware
NRG Home Solutions LLC	Delaware
NRG Connected Home LLC	Delaware
Forward Home Security, LLC	Texas
Green Mountain Energy Company	Delaware
Energy Plus Holdings LLC	Delaware
Independence Energy Group LLC	Delaware
Energy Plus Natural Gas LLC	Delaware
Independence Energy Alliance LLC	Delaware
Independence Energy Natural Gas LLC	Delaware

NRG ECOKAP Holdings LLC	Delaware
NRG Development Company Inc.	Delaware
NRG Power Marketing LLC	Delaware
Energy Protection Insurance Company	Vermont
NRG Construction LLC	Delaware
NRG Energy Services Group LLC	Delaware
NRG Energy Labor Services LLC	Delaware
NRG Cedar Bayou Development Company, LLC	Delaware
NRG Business Services LLC	Delaware
NRG SimplySmart Solutions LLC	Delaware
NRG Distributed Generation PR LLC	Delaware
NRG Operating Services, Inc.	Delaware
NRG Arthur Kill Operations Inc.	Delaware
NRG Astoria Gas Turbine Operations Inc.	Delaware
NRG Dunkirk Operations Inc.	Delaware
NRG Huntley Operations Inc.	Delaware
NRG Oswego Harbor Power Operations Inc.	Delaware
NRG Devon Operations Inc.	Delaware
NRG Middletown Operations Inc.	Delaware
NRG Montville Operations Inc.	Delaware
NRG Norwalk Harbor Operations Inc.	Delaware
Somerset Operations Inc.	Delaware
Indian River Operations Inc.	Delaware
Vienna Operations Inc.	Delaware
NRG Saguaro Operations Inc.	Delaware
NRG El Segundo Operations Inc.	Delaware
NRG Cabrillo Power Operations Inc.	Delaware
NRG California Peaker Operations LLC	Delaware
NRG South Central Operations Inc.	Delaware
NRG North Central Operations Inc.	Delaware
NRG Services Corporation	Delaware
NRG Affiliate Services Inc.	Delaware
NRG Western Affiliate Services Inc.	Delaware
NRG Greenco LLC	Delaware
NRG International LLC	Delaware
Carbon Management Solutions LLC	Delaware
Gregory Partners, LLC	Delaware
NRG Retail Northeast LLC	Delaware